EXHIBIT D

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "Agreement") is dated as of March 23, 2000, by and among Sales Online Direct, Inc., a corporation organized under the laws of the State of Delaware, U.S.A. (the "Company"), the buyer set forth on the execution page hereof (the "Buyer") and H. Glenn Bagwell, Jr., a duly licensed attorney who practices law in the State of North Carolina, U.S.A., as Escrow Agent (the "Escrow Agent").

         Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in that Securities Purchase Agreement between the Company and the Buyer dated of even date herewith (the "Securities Purchase Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Buyer and the Company have entered into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell, and the Buyer has agreed to purchase, at the Closing, a number of Notes along with a number of Warrants (collectively, the "Securities"); and

         WHEREAS, the Buyer and the Company have agreed to effectuate the Closing utilizing an escrow arrangement as described in this Agreement; and

         WHEREAS, it is a condition of the Company's obligation to sell, and the Buyer's obli-gation to purchase, the Securities, that this Agreement be executed and delivered; and

         WHEREAS, the Escrow Agent is willing to act hereunder on the terms and conditions set forth herein;

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
obligations set forth below, the parties hereto hereby agree as follows:

         1.   ESCROW ACCOUNT.

         1.1 Deposit. On the Closing Date, by wire transfer of immediately available funds in United States Dollars, Buyer shall deposit the full Purchase Price (the "Escrow") with the Escrow Agent, to be held by the Escrow Agent in a separate non-interest bearing account (the "Escrow Account"), established at Wachovia Bank, N.A., (the "Bank"), subject to the terms and provisions contained herein. At the request of the Company the Escrow Agent shall provide the Company with all Bank statements, notices and other writings that it receives from the Bank in connection with the Escrow Account.

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         2.   DISBURSEMENT OF ESCROW/SECURITIES; ESCROW OF COMMON STOCK.

         2.1 Disbursement. At the Closing, upon receipt by the Escrow Agent of all of the moneys, documents, and things from the respective parties with respect to such Closing as described in the Securities Purchase Agreement and as further described in Sections 2.1(a) and 2.1(b) below, the Escrow Agent shall deliver to each party via facsimile the documents and things (or if requested by the parties, only the signature pages thereto) to have been delivered by the other party in accordance with the Securities Purchase Agreement and this Agreement. The Escrow Agent shall transfer, by the next business day following the Closing, by wire transfer to the Company the full Escrow then held, less any charges and fees agreed to be paid by the Company, including (without limitation) the fees owed by the Company to Delano Group Securities. The Escrow Agent shall, upon receipt thereof, deliver (via overnight delivery service) to the Company originals of all other documents and things listed in Section 2.1(b) below. The Escrow Agent shall, upon receipt thereof, deliver (via overnight delivery service) originals of all of the documents and things listed in Section 2.1(a) below to the Buyer at the address provided in writing by the Buyer to the Escrow Agent.

         The Closing may take place via facsimile. This shall be accomplished in the following manner. Each party shall deliver via facsimile to the Escrow Agent, at the telecopier number provided on the signature page to this Agreement, the first page and the fully executed signature page to each of the documents and things to be executed by such party at the Closing. If stock certificates, Notes or Warrants are to be delivered, each such certificate or document shall be delivered via overnight courier to the Escrow Agent. Upon receipt of the requisite documents and things via facsimile or otherwise from each party, the Escrow Agent shall in turn send to each party the documents and things received from the other party. Thereafter, upon receipt by the Escrow Agent of the Purchase Price and the original Notes and Warrants being sold at such Closing, the Escrow Agent shall wire transfer the Escrow (less any charges and fees agreed to be paid by the Company to third parties) to the Company. Each party closing the transactions contemplated herein via facsimile shall deliver via overnight courier service to the Escrow Agent complete originals of all documents and things (as called for in Sections 2.1(a) and 2.1(b) below) within one (1) business day after such delivery via facsimile. Each party hereby agrees that a facsimile of each document and thing to be delivered hereunder, once delivered to the Escrow Agent, shall be binding upon such party in the same manner as would an original to the full extent allowed by applicable law.

         (a).     Items to be Delivered by the Company to the Escrow Agent.

         At the Closing. On the Closing Date, the Company shall send to the Escrow Agent on behalf of the Buyer, unless otherwise stated, three (3) fully executed (by the authorized officer(s) of the Company) originals of each of the following documents: (I) the Securities Purchase Agreement, (II) the Registration Rights Agreement, (III) one (1) original of each Note, as applicable, fully executed, along with two (2) copies of each Note issued by the Company; (IV) one (1) original fully executed Warrant along with two (2) copies of the Warrant; (V) the executed original Legal Opinion (Exhibit E to the Securities Purchase Agreement) along with two (2) copies thereof; and (VII) this Agreement.

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         (b)      Items to be Delivered by the Buyer to the Escrow Agent.

         At the Closing. On or before the Closing Date, the Buyer shall send to the Escrow Agent on behalf of the Company, unless otherwise stated, three (3) fully executed originals of each of the following documents: (I) the Securities Purchase Agreement, (II) the Registration Rights Agreement, (III) this Agreement; and (IV) the full purchase price for the Securities being purchased at such Closing, via wire transfer to the Escrow Account.

         2.2. Escrow of Common Stock. In accordance with Section 4(h) of the Securities Purchase Agreement, and based upon certain representations and warranties contained in the Securities Purchase Agreement, upon registration of the Registrable Securities, and from time to time as requested by the Buyer thereafter, the Company shall place in trust with the Escrow Agent one or more stock certificates representing a number of non-legended shares of Common Stock as specified in the Securities Purchase Agreement ("Escrow Shares"). The Escrow Agent shall hold the Escrow Shares in certificate form or in a brokerage account as the Escrow Agent deems appropriate to fulfill his duties under the Securities Purchase Agreement and hereunder. None of the Escrow Shares shall be disbursed other than in accordance with the terms of Section 4(h) of the Securities Purchase Agreement and of the terms hereof, or in accordance with the written instructions of both the Company and the Buyer delivered to the Escrow Agent. In no event shall the Escrow Agent release or transfer any Escrow Shares to any party other than to the Buyer (or another buyer) or to the Company in accordance with this Agreement, absent express written instructions from the Company to transfer Escrow Shares to a third party.

         Upon a full or partial conversion of the Note, the Buyer shall deliver via facsimile to the Escrow Agent a copy of the Notice of Conversion. The Escrow Agent shall use its reasonable best efforts to cause the delivery from escrow to the Buyer (in accordance with the Buyer's written instructions to the Escrow Agent, and via electronic transfer or otherwise) of the number of shares of Common Stock specified in the Notice of Conversion within three (3) business days after receipt of such Notice of Conversion. The Escrow Agent shall not be responsible for any breach by the Company of its obligation to timely deliver sufficient Escrow Shares to effect a conversion or exercise.

         Upon Buyer's receipt of all Common Stock due upon conversion of all of the Notes issued to the Buyer, the Buyer shall inform the Escrow Agent in writing that the requirements of the Securities Purchase Agreement with respect to the Notes have been satisfied. The Company shall instruct the Escrow Agent in writing as to the return to the Company of the remaining Escrow Shares, and the Escrow Agent shall as soon as practicable return such remaining Escrow Shares in accordance with the Company's instructions. Thereafter the Escrow Agent shall have no further obligation to any party with respect to the Escrow Shares, whether those delivered to the Buyer or those returned to the Company.

         2.3 Controversies. If any controversy arises between two or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver the Escrow or any portion thereof or as to any other matter arising out of or relating to this Escrow Agreement, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow concerned or any portion thereof but may retain the same until the rights of the parties to the dispute shall have been finally determined by agreement or by final judgment of a court of competent jurisdiction after all appeals have been finally determined

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(or the time for  further  appeals  has  expired  without an appeal  having been made). The Escrow Agent shall deliver that portion of the Escrow concerned covered by such agreement or final order within five (5) days after the Escrow Agent receives a copy thereof. The Escrow Agent shall assume that no such controversy has arisen unless and until it receives written notice from the Buyer or the Company that such controversy has arisen, which refers specifically to this Agreement and identifies the adverse claimants to the controversy.

         2.4 No Other Disbursements. No portion of the Escrow shall be disbursed or otherwise transferred except in accordance with this Section 2, Section 4 or
Section 5.1(b). Without limiting the foregoing, neither Escrow Agent nor the Buyer shall be entitled to any right of offset against the Escrow or otherwise entitled to receive any portion of the Escrow.

         3. ESCROW AGENT. The acceptance by the Escrow Agent of his duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

         3.1 The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any cash, investments or other amounts deposited with or held by the Escrow Agent.

         3.2 The Escrow Agent shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties.

         3.3 The Escrow Agent shall not be liable for any act done hereunder except in the case of the Escrow Agent's willful misconduct or bad faith.

         3.4 The Escrow Agent shall not be obligated or permitted to investigate the correctness or accuracy of any document or to determine whether or not the signatures contained in said documents are genuine or to require documentation or evidence substantiating any such document or signature.

         3.5 The Escrow Agent shall have no duties as Escrow Agent except those that are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect his duties unless it shall have given his written consent thereto. The Escrow Agent shall not be prohibited from owning an equity interest in the Company, the Buyer, another buyer, any of their respective subsidiaries or any third party that is in any way affiliated with or conducts business with either the Company, the Buyer or another buyer.

         3.6 The Company and the Buyer specifically acknowledge that the Escrow Agent is a practicing attorney in Raleigh, North Carolina U.S.A., and may have worked with or be affiliated with the Company, the Buyer, or affiliates of either of them on other transactions, and that they and each of them has specifically requested that the Escrow Agent draft the documents for the said

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transactions and act as Escrow Agent with respect to the said transactions. Each party represents that it has retained legal and other counsel of its choosing with respect to the transactions contemplated herein and in the Securities Purchase Agreement, and is satisfied in its sole discretion with the form and content of the documentation drafted by the Escrow Agent, as the same has been approved prior to closing by the parties and their respective counsel. The Escrow Agent may own an equity interest in the Company and/or may be an equity owner of the Buyer or another buyer, and may increase or sell any such interest, so long as in accordance with any and all applicable law, and without further disclosure of any kind to any party. The said parties hereby waive any objection to the Escrow Agent so acting based upon conflict of interest or lack of impartiality. The Escrow Agent agrees to act impartially and in accordance with the terms of this Agreement and with the parties' respective instructions, so long as they are not in conflict with the terms of this Agreement.

         4. TERMINATION. This Agreement shall terminate on the earlier of (a) the date on which the Escrow and all other escrowed documents and things described herein shall have been fully disbursed in accordance with the terms and conditions of this Agreement, (b) any other date agreed to by the Buyer and the Company, or (c) the next business day after the maturity date of the last of the Notes to be issued by the Company in accordance with the terms of the Securities Purchase Agreement, in which event the Escrow shall be disbursed in full to the Company.

         5.       MISCELLANEOUS.

         5.1      Indemnification of Escrow Agent.

         (a) The Company and the Buyer each agree, jointly and severally, to indemnify the Escrow Agent for, and to hold him harmless against, any loss incurred without willful misconduct or bad faith on the Escrow Agent's part, arising out of or in connection with the administration of this Agreement, including the costs and expenses of defending himself against any claim or liability in connection with the exercise or performance of any of his powers or duties hereunder. This indemnification shall not apply to with respect to a direct claim against the Escrow Agent by the Company or the Buyer alleging in good faith a breach of this Agreement by the Escrow Agent, which claim results in a final non-appealable judgment against the Escrow Agent with respect to such claim.

         (b) In the event of any dispute as to the nature of the rights or obligations of the Buyer, the Company or the Escrow Agent hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Escrow Funds with or to a court of competent jurisdiction sitting in Wake County, North Carolina or in any appropriate federal court, in accordance with the procedural rules thereof. The Escrow Agent shall give notice of such action to the Company and the Buyer. Upon such interpleader, deposit or payment, the Escrow Agent shall immediately and automatically be relieved and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay such funds.

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         5.2  Amendments.  This  Agreement  may be modified or amended only by a written instrument executed by each of the parties hereto.

         5.3 Notices. All communications required or permitted to be given under this Agreement to any party hereto shall be sent by first class mail or facsimile to such party at the address, except in the case of the Escrow Agent, of such party set forth in the Securities Purchase Agreement and, in the case of the Escrow Agent, at 3005 Anderson Drive, Suite 204, Raleigh, North Carolina U.S.A. 27609; fax number 919.785.3116.

         5.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Escrow Agent shall not assign his duties under this Agreement.

         5.6 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

         5.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                            [SIGNATURE PAGE FOLLOWS]

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         [SIGNATURE PAGE TO ESCROW AGREEMENT DATED AS OF MAR. 23, 2000]





                    THE COMPANY:

                    SALES ONLINE DIRECT, INC.

                    By: /s/Greg Rotman
                        -------------------------------------
                        Mr. Greg Rotman, CEO




                     THE BUYER:

                     AUGUSTINE FUND, L.P.

                     By:  Augustine Capital Management, L.L.C., its General
                          Partner

                     By:/s/Thomas F. Duszynski
                        -------------------------------------
                         Mr. Thomas F. Duszynski, Member





                        ESCROW AGENT:


                        /s/ H. Glenn Bagwell, Jr.
                        ------------------------------------------
                        H. GLENN BAGWELL, JR., ESQ.

                        Address:  3005 Anderson Drive, Suite 204
                                  Raleigh, North Carolina USA 27609
                                  Telephone 919.785.3113
                                  Telecopier 919.785.3116


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